                                                               Exhibit 10.1

               AMENDED AND RESTATED MASTER NOTE AGREEMENT

    This Amended and Restated Master Note Agreement, dated as of March 1, 2004 (as amended, supplemented or otherwise modified from time to time, this "Agreement"), is between Nordstrom fsb, a federal savings bank, as borrower (together with its successors and permitted assigns, the "Borrower"), and Nordstrom Credit, Inc., a Colorado corporation, as lender (together with its successors and permitted assigns, the "Lender").

    The Borrower and the Lender entered into the Master Note Agreement, dated as of November 1, 2003 ("Original Note Agreement"), pursuant to which the Lender, from time to time, makes advances of funds to the Borrower for the Borrower's general business purposes. The Borrower and the Lender wish to amend and restate the Original Note Agreement.

    In consideration of the mutual agreements herein contained, and of other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

    Whenever used in this Agreement, the following words shall have the following meanings:

    "Accrual Period" means a period of time from and including the first day
     --------------
of a calendar month to and including the close of business on the last day of such calendar month; provided, however, that the initial Accrual Period with respect to any Advance hereunder means the period from and including the date on which such Advance was made to and including the last day of the calendar month during which such Advance was made.

    "Advance" means an advance of principal from the Lender to the Borrower
     -------
pursuant to this Agreement, up to the maximum aggregate principal amount which may be borrowed by the Borrower from the Lender, as such maximum aggregate principal amount may be varied, from time to time, by agreement of the parties to this Agreement.

    "Bank One, N.A." means Bank, One, N.A., and its successors.
     --------------

    "Borrower's Account" means Nordstrom fsb's account at Bank of America,
     ------------------
N.A., account number 3750710184.

    "Business Day" means any day other than (i) a Saturday or Sunday or (ii)
     ------------
any other day on which national banking associations or state banking institutions in Arizona, Colorado, Illinois or New York or any other state in which the principal executive offices of the Borrower, the Lender or Bank One, NA, as the case may be, are located, are authorized or obligated by law, executive order or governmental decree to be closed.

    "Interest Rate Determination Date" means, with respect to each Accrual
     --------------------------------
Period, the first day of such Accrual Period, or if such day is not a Business Day, the immediately preceding Business Day.

    "Lender's Account" means Nordstrom Credit, Inc.'s account at Bank of
     ----------------
America, N.A., account number 3750710171.

    "Nordstrom Credit Facility" means any credit agreement under which
     -------------------------
Nordstrom, Inc. is a borrower.

    "Commercial Paper Rate" means the weighted average daily asset backed
     ---------------------
commercial paper rate quoted from Nordstrom Credit, Inc.'s Variable Funding Conduit, "Falcon Asset Securitization Corporation", sponsored by Bank One, NA.

    The Lender agrees to lend to the Borrower for general business purposes certain sums, which the Lender represents will be available for this purpose from time to time, against the Borrower's prior issuance and delivery to the Lender, from time to time as hereinafter specified, of the Borrower's master promissory note (the "Note"), secured by the Borrower's membership interest in Nordstrom Credit Card Receivables LLC, a fully owned subsidiary of Borrower, payable upon prior written notice from the Lender of no less than one year and one day, which notice shall be in the form of Exhibit "A" hereto and duly executed by an authorized officer of Borrower.

    The aggregate principal amount of the Note shall be specified from time to time in the manner hereinafter provided. Each Advance made by the Lender to the Borrower hereunder shall be reflected on the Note and shall be dated as of the date of such Advance and shall bear interest from said date, payable on the first day of each month succeeding the month in which such Advance was made by the Lender on the outstanding aggregate principal amount of the Note during the related Accrual Period, at a rate or rates equivalent to the Commercial Paper Rate on the related Interest Rate Determination Date. If the Commercial Paper Rate is not available on any Interest Rate Determination Date, the applicable rate for such Accrual Period shall be the one month LIBOR rate for such Interest Rate Determination Date as determined by the Lender, in a commercially reasonable manner, on the basis of quotations received by the Lender from one or more U.S. money center banks of recognized standing used by the Lender. Each change in such rate shall be effective with respect to the outstanding aggregate principal amount of the Note on the same date as the change in the index rate is effective. For purposes of computing interest, principal amounts advanced hereunder shall be deemed to be outstanding on the date advanced but not on the date repaid.

    Upon request, the Borrower shall issue and deliver to the Lender, without cost to the Lender, in exchange for the Note then held by the Lender, a new Note representing the then current outstanding aggregate principal amount of the Note and dated and bearing interest from the date to which interest has been paid on said Note being surrendered in exchange.

    A duly authorized (i) officer or (ii) employee designated by the Lender in writing for such purpose, will from time to time notify the Borrower's Chairman of the Board (or such other person as may be designated by the Chairman of the Board in writing) of the maximum aggregate principal amount which may be advanced to the Borrower under this Agreement and, on the authority of the Borrower's Chairman of the Board (or such other person as may be designated by the Chairman of the Board), shall enter said amount under the column headed "Principal Amount Authorized Outstanding" on the Note which the Lender is then holding and such amount shall be deemed to be the outstanding aggregate principal amount then due and payable on the Note. Any such entry made on the Note shall constitute conclusive evidence of the outstanding aggregate principal amount of the Note after the Lender shall have received written confirmation thereof from the Borrower's Chairman of the Board (or such other person as may be designated by the Chairman of the Board) in the manner hereinafter described. In the event that such notification to the Borrower reflects an increase in the maximum aggregate principal amount which may be advanced to the Borrower under this Agreement, the Lender shall forthwith transfer the amount of said increase to the Borrower's Account in an amount equal to the sum of the excess of the (i) new maximum aggregate principal amount which may be advanced to the Borrower under this Agreement (such amount to be set forth in the written notice from the Lender described in this paragraph) over (ii) then outstanding aggregate principal amount on the Note. In the event that such notification to the Borrower reflects a decrease in the maximum amount which may be advanced to the Borrower under this Agreement, the Borrower shall forthwith transfer the amount of said decrease to the Lender's Account in an amount equal to the sum of the excess of the (i) then outstanding aggregate principal amount on the Note over (ii) new maximum aggregate principal amount which may be advanced to the Borrower under this Agreement (such amount to be set forth in the written notice from the Lender described in this paragraph).

    After the close of each Accrual Period during which the (i) Lender has made an Advance to the Borrower hereunder, (ii) Borrower has made any repayment of the outstanding principal amount of the Note or (iii) interest rate on the Note shall have changed, the Borrower shall send the Lender a written confirmation of the transaction which took place during such Accrual Period, dated the last Business Day of such Accrual Period, in substantially the form of Exhibit "B" hereto, with appropriate insertions in the blank spaces therein.

    It is understood and agreed that the Lender shall have the right at any time to set a maturity date for payment of all or any part of the outstanding aggregate principal amount of the Note then held by the Lender, together with interest to the date of payment, by giving the Borrower written notice of such maturity date at least one year and one day prior to such maturity date. The Borrower shall have the right, at any time, upon advice to the Lender by letter or telephone, to pay all or any part of the outstanding aggregate principal amount of the Note then held by the Lender, together with any interest due to the date of payment, notwithstanding the fact that the Lender has not theretofore demanded such payment in accordance with this Agreement or the Note.

    It is understood and agreed that the Lender shall not sell, pledge, assign or otherwise transfer the Note without first notifying the Borrower at least ten days prior to the date of the intended sale, pledge, assignment or transfer and in no event shall any such sale, pledge, assignment or transfer be effected except upon compliance with all applicable Federal and state securities laws and regulations and all other applicable laws and regulations.

    The Lender hereby covenants and agrees that to the extent the Borrower's debt to the Lender under this Agreement and the Note is required to be subordinated to any debt under a Nordstrom Credit Facility, the Borrower's debt under this Agreement and the Note shall be so subordinated as required by such Nordstrom Credit Facility.

    The parties to this Agreement are presently affiliates within the meaning of 12 USC Section 1468(a), and therefore acknowledge that this Agreement is subject to the provisions of 12 USC Section 371c-1 by operation of 12 USC
Section 1468 (a)(1). The parties' performance under this Agreement, and all transactions conducted hereunder, shall comply with the provisions of 12 USC
Section 371c-1.

    This Agreement may be terminated by the Lender or by the Borrower upon not less than one year and one day's prior written notice to the other party.

    The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their permitted successors and assigns.

    Each party will do such acts, and execute and deliver to any other party such additional documents or instruments, as may be reasonably requested in order to effect the purposes of this Agreement and to better assure and confirm unto the requesting party its rights, powers and remedies hereunder and thereunder.

    This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York without regard to any otherwise applicable principles of conflict of laws (other than Section 5-1401 of the New York General Obligations Law).

    This Agreement may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, and all of which shall together constitute one and the same agreement.

    Any provision of this Agreement or of the Note which is prohibited, unenforceable or not authorized in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, unenforceability or non-authorization without invalidating the remaining provisions hereof or thereof or affecting the validity, enforceability or legality of such provisions in any other jurisdiction.

    This Agreement, together with the Note in the form of Exhibit "A" hereto and confirmations in the form of Exhibit "B" hereto issued pursuant to the terms of this Agreement, and including all Exhibits, each of which is incorporated herein, is the full and complete statement of the parties' agreement with respect to the subject matter hereof, and any previous agreement, written or oral, among the parties with respect to the subject matter hereof is superseded by this Agreement.

    Except as otherwise specifically set forth in this Agreement, this Agreement may be amended only by a written amendment signed by the parties hereto.

    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.


                                          NORDSTROM fsb,
                                          as Borrower


                                          By:   /s/ Denny D. Dumler
                                             --------------------------
                                             Name:  Denny D. Dumler
                                             Title: President


                                          NORDSTROM CREDIT, INC.,
                                          as Lender


                                          By:   /s/ Marc A. Anacker
                                             --------------------------
                                             Name:  Marc A. Anacker
                                             Title: Assistant Treasurer

                                                              Exhibit A

Nordstrom fsb

    For value received, Nordstrom fsb, a federal savings bank chartered in the State of Arizona (the "Borrower"), promises to pay to the order of Nordstrom Credit, Inc. on the payment date set forth in Nordstrom Credit, Inc.'s ("NCI") written notice of demand given no less than one year and one day before such payment date, the principal sum set forth below as "Principal Amount Outstanding", on the payment date, at the office of NCI and will likewise pay to the order of NCI interest at the rate or rates per annum provided for in the Amended and Restated Master Note Agreement, dated as of March __ 2004 (the "Amended and Restated Master Note Agreement"), between the Borrower and NCI. Said interest will be due and payable on the first day of each month after the date of this Note or upon payment in full of the principal amount from time to time outstanding as indicated below. Interest will be calculated on the daily principal amount outstanding as indicated below.

    This Note is issued pursuant to and is subject to the terms and conditions of Amended and Restated Master Note Agreement.

    This Note replaces and supercedes, in its entirety, the Note previously delivered by the Borrower to the Lender dated ______, 20__.


                                                  Borrower:  Nordstrom fsb



                                                  By:  _______________________
                                                  Its  _______________________



                                     Principal      Effective
              Amount     Amount       Amount        Interest     Authorized
    Date      Loaned      Paid      Outstanding       Rate        Initials

   -------    -------   ---------    ---------      --------     ---------

   -------    -------   ---------    ---------      --------     ---------

   -------    -------   ---------    ---------      --------     ---------

   -------    -------   ---------    ---------      --------    ----------

   -------    -------   ---------    ---------      --------    ----------

                                                                Exhibit B

                                               __________, 20__

Nordstrom fsb
7320 E. Butherus Drive, Suite 100
Scottsdale, AZ  85260
Attention:  _____________

Re:  Master Note of Nordstrom fsb

Gentlemen:

    We confirm to Nordstrom Credit, Inc. the following changes occurred in or pertaining to the outstanding aggregate principal amount of the Note under the terms of the Amended and Restated Master Note Agreement, dated as of March __ 2004, between the Nordstrom fsb and Nordstrom Credit, Inc., for the Accrual Period ended the ______, 20__.

                Prior                        Current
               Principal                    Principal      Current
                Amount        Loan            Amount       Interest
    Date     Outstanding   (Repayment)     Outstanding       Rate
    -----    -----------    ---------      -----------       -----





                                                Nordstrom fsb


                                                By:  _________________________
                                                         Denny D. Dumler
                                                            President












                                     B-1